                                   EXHIBIT 99
                                   ----------

                     MERCANTILE BANCORPORATION INC.
                     HORIZON INVESTMENT AND SAVINGS
                     PLAN AND TRUST

                     Financial Statements and Schedules

                     December 31, 1997 and 1996

                     (With Independent Auditors' Report Thereon)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST


TABLE OF CONTENTS
==============================================================================================================
                                                                                                        Page(s)
                                                                                                        -------
Table of Contents:
    Independent Auditors' Report                                                                           1

    Financial Statements:
       Statement of Net Assets Available for Plan Benefits, December 31, 1997                              2

       Statement of Net Assets Available for Plan Benefits, December 31, 1996                              3

       Statement of Changes in Net Assets Available for Plan Benefits,
           Year ended December 31, 1997                                                                    4

       Statement of Changes in Net Assets Available for Plan Benefits,
           Year ended December 31, 1996                                                                    5

    Notes to Financial Statements, December 31, 1997 and 1996                                             6-12

                                                                                              Schedule
                                                                                              --------
    Item 27a:
       Schedule of Assets Held for Investment Purposes, December 31, 1997                      1          13
       Schedule of Assets Held for Investment Purposes Which
           Were Both Acquired and Disposed of Within the Plan Year                             <F*>

    Item 27b - Schedule of Loans or Fixed Income Obligations                                   <F*>

    Item 27c - Schedule of Leases in Default or Classified as Uncollectible                    <F*>

    Item 27d - Schedule of Reportable Transactions, Year ended
       December 31, 1997                                                                       2          14

    Item 27e - Schedule of Nonexempt Transactions                                              <F*>


<F*> There were no assets held for investment purposes which were both acquired and disposed of within the plan year ended December
     31, 1997, and no nonexempt transactions during the year ended December 31, 1997 which require separate disclosure. There were no known loans, fixed income obligations, or leases in default or classified as uncollectible which have not been reported during the year ended December 31, 1997.


Definitions:
    Plan                 -    Mercantile Bancorporation Inc. Horizon Investment
                              and Savings Plan and Trust

    Trustee              -    Mercantile Bank National Association

    ERISA                -    Employee Retirement Income Security Act of 1974

    Mercantile (or the
        Company)         -    Mercantile Bancorporation Inc. and subsidiaries

    Plan Administrator   -    Mercantile Employee Benefits Committee

                  [Letterhead of KPMG Peat Marwick LLP]





                        INDEPENDENT AUDITORS' REPORT


Mercantile Employee Benefits Committee
Mercantile Bancorporation Inc.
    Horizon Investment and Savings Plan and Trust:


We have audited the accompanying statements of net assets available for plan benefits of the Mercantile Bancorporation Inc. Horizon Investment and Savings Plan and Trust as of December 31, 1997 and 1996, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits as of December 31, 1997 and 1996, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in Schedules 1 and 2 is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and the changes in net assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                             /s/ KPMG Peat Marwick LLP



June 24, 1998


MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Statement of Net Assets Available for Plan Benefits

December 31, 1997
==========================================================================================================================
                                                                          Participant-directed funds
                                                     ---------------------------------------------------------------------
                                                                                      Growth        Government
                                                        Growth                         and              and        Money
                                                        Equity        Balanced        Income        Corporate      Market
                                                         Fund           Fund           Fund         Bond Fund       Fund
--------------------------------------------------------------------------------------------------------------------------
Assets:
   Total noninterest-bearing cash                    $        -            940            470              -             -

   Receivables:
      Employer contributions                                  -              -              -              -             -
      Accrued Income                                      2,485         66,967         81,340         41,481        59,077
      Interfund Transfers                                 1,522        124,660        320,245         43,669        42,905
--------------------------------------------------------------------------------------------------------------------------

   Total receivables                                      4,007        191,627        401,585         85,150       101,982
--------------------------------------------------------------------------------------------------------------------------

   Investments at fair value:
      Interest-bearing cash (including
         money market funds)                              9,446            579          5,645             57    13,947,792
      Value of interest in registered
         investment companies                         4,372,071     27,691,361     50,224,411      9,147,640             -
      Common stock                                            -              -              -              -             -
      Loans to participants                                   -              -              -              -             -
      Other                                                   -              -              -              -             -
--------------------------------------------------------------------------------------------------------------------------

   Total investments                                  4,381,517     27,691,940     50,230,056      9,147,697    13,947,792
--------------------------------------------------------------------------------------------------------------------------

Liabilities:
   Accrued expenses                                         341          3,032          2,161          1,573         1,924
   Interfund transfers                                   68,811              -              -              -             -
--------------------------------------------------------------------------------------------------------------------------

Total liabilities                                        69,152          3,032          2,161          1,573         1,924
--------------------------------------------------------------------------------------------------------------------------

Net assets available for plan benefits               $4,316,372     27,881,475     50,629,950      9,231,274    14,047,850
==========================================================================================================================


==========================================================================================================================

                                                             Participant-directed funds
                                                     ------------------------------------------
                                                                                                     Nonpar-
                                                       Small Cap     Mercantile       Inter-        ticipant-
                                                        Equity          Stock        national       directed
                                                         Fund           Fund           Fund          funds        Total
--------------------------------------------------------------------------------------------------------------------------
Assets:
   Total noninterest-bearing cash                   $         -            470              -              -         1,880

   Receivables:
      Employer contributions                                  -      5,702,174              -              -     5,702,174
      Accrued Income                                        112      1,332,584             85          3,752     1,587,883
      Interfund Transfers                               136,419        422,161         64,063              -     1,155,644
--------------------------------------------------------------------------------------------------------------------------

   Total receivables                                    136,531      7,456,919         64,148          3,752     8,445,701
--------------------------------------------------------------------------------------------------------------------------

   Investments at fair value:
      Interest-bearing cash (including
         money market funds)                                877        592,932          1,142      1,413,427    15,971,897
      Value of interest in registered
         investment companies                        12,841,759              -      5,301,944              -   109,579,186
      Common stock                                            -    285,308,617              -              -   285,308,617
      Loans to participants                                   -              -              -      8,837,826     8,837,826
      Other                                                   -              -              -         13,489        13,489
--------------------------------------------------------------------------------------------------------------------------

   Total investments                                 12,842,636    285,901,549      5,303,086     10,264,742   419,711,015
--------------------------------------------------------------------------------------------------------------------------

Liabilities:
   Accrued expenses                                       2,088         32,215            821              -        44,155
   Interfund transfers                                   11,154              -              -      1,075,679     1,155,644
--------------------------------------------------------------------------------------------------------------------------

Total liabilities                                        13,242         32,215            821      1,075,679     1,199,799
--------------------------------------------------------------------------------------------------------------------------

Net assets available for plan benefits              $12,965,925    293,326,723      5,366,413      9,192,815   426,958,797
==========================================================================================================================

See accompanying notes to financial statements.


MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Statement of Net Assets Available for Plan Benefits

December 31, 1996
===========================================================================================================

                                                                  Participant-directed funds
                                                    -------------------------------------------------------
                                                                      Growth        Government
                                                                       and             and           Money
                                                      Balanced        Income        Corporate       Market
                                                        Fund           Fund         Bond Fund        Fund
-----------------------------------------------------------------------------------------------------------
Total noninterest-bearing cash                      $         7              -              -             -

Receivables:
   Employer contributions                                     -              -              -             -
   Accrued Income                                           158            308         39,984        40,265
-----------------------------------------------------------------------------------------------------------

Total receivables                                           158            308         39,984        40,265
-----------------------------------------------------------------------------------------------------------

Investments at fair value:
   Interest-bearing cash (including
      money market funds)                               133,084        272,113         47,883     9,877,783
   Certificates of deposit                                    -              -              -        33,517
   Value of interest in registered
       investment companies                          23,679,586     36,710,411      7,953,756             -
   Common stock                                               -              -              -             -
   Loans to participants                                      -              -              -             -
   Other                                                      -              -              -             -
-----------------------------------------------------------------------------------------------------------

Total investments                                    23,812,670     36,982,524      8,001,639     9,911,300
-----------------------------------------------------------------------------------------------------------

Net assets available for plan benefits              $23,812,835     36,982,832      8,041,623     9,951,565
===========================================================================================================

==========================================================================================================================

                                                              Participant-directed funds
                                                    ----------------------------------------------
                                                                                                      Nonpar-
                                                      Small Cap     Mercantile         Inter-        ticipant-
                                                       Equity          Stock          national       directed
                                                        Fund           Fund             Fund           funds       Total
--------------------------------------------------------------------------------------------------------------------------

Total noninterest-bearing cash                      $         -              -              -          8,653         8,660

Receivables:
   Employer contributions                                     -      5,090,806              -              -     5,090,806
   Accrued Income                                           162      1,018,403             97          3,108     1,102,485
--------------------------------------------------------------------------------------------------------------------------

Total receivables                                           162      6,109,209             97          3,108     6,193,291
--------------------------------------------------------------------------------------------------------------------------

Investments at fair value:
   Interest-bearing cash (including
      money market funds)                               143,631        911,244         72,156        909,624    12,367,518
   Certificates of deposit                                    -              -              -              -        33,517
   Value of interest in registered
       investment companies                           9,900,814              -      3,934,068              -    82,178,635
   Common stock                                               -    127,846,585              -              -   127,846,585
   Loans to participants                                      -              -              -      7,005,709     7,005,709
   Other                                                      -              -              -         13,489        13,489
--------------------------------------------------------------------------------------------------------------------------

Total investments                                    10,044,445    128,757,829      4,006,224      7,928,822   229,445,453
--------------------------------------------------------------------------------------------------------------------------

Net assets available for plan benefits              $10,044,607    134,867,038      4,006,321      7,940,583   235,647,404
==========================================================================================================================


See accompanying notes to financial statements.

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Statement of Changes in Net Assets Available for Plan Benefits

Year ended December 31, 1997

==========================================================================================================================

                                                                            Participant-directed funds
                                                     ---------------------------------------------------------------------
                                                                                     Growth       Government
                                                       Growth                         and            and           Money
                                                       Equity        Balanced        Income        Corporate       Market
                                                        Fund           Fund           Fund         Bond Fund        Fund
--------------------------------------------------------------------------------------------------------------------------
Additions:
   Contributions from:
      Employer                                       $        -              -              -              -             -
      Participants                                        2,387      1,755,877      4,354,171        571,115       888,576
--------------------------------------------------------------------------------------------------------------------------

   Total contributions                                    2,387      1,755,877      4,354,171        571,115       888,576
--------------------------------------------------------------------------------------------------------------------------

   Earnings on investments:
      Interest:
         Interest-bearing cash (including
            money market funds)                             411          2,600          4,664          1,436       586,842
         Certificates of deposit                              -              -              -              -           737
         Loans to participants                                -              -              -              -             -
--------------------------------------------------------------------------------------------------------------------------

      Total interest                                        411          2,600          4,664          1,436       587,579
--------------------------------------------------------------------------------------------------------------------------

      Common stock dividends                                  -              -              -              -             -
      Net appreciation in fair value of
         investments in common stock                          -              -              -              -             -
      Net investment appreciation (depre-
         ciation) in fair value of investments
         in registered investment companies             (25,404)     4,169,602     10,259,961        672,878             -
      Other income                                            -          5,648         17,772             59             -
--------------------------------------------------------------------------------------------------------------------------

   Total earnings on investments                        (24,993)     4,177,850     10,282,397        674,373       587,579
--------------------------------------------------------------------------------------------------------------------------

Total additions                                         (22,606)     5,933,727     14,636,568      1,245,488     1,476,155
--------------------------------------------------------------------------------------------------------------------------

Deductions:
   Administrative expenses                                  341         22,307         36,355          8,455        11,021
   Benefit payments to
      participants or beneficiaries                     325,072      2,486,574      3,080,210        812,541     1,867,589
--------------------------------------------------------------------------------------------------------------------------

Total deductions                                        325,413      2,508,881      3,116,565        820,996     1,878,610
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
   assets available for plan
   benefits prior to transfers                         (348,019)     3,424,846     11,520,003        424,492      (402,455)
Transfers to the Plan                                 4,331,323      1,215,320      2,516,976        546,464     3,943,976
Interfund transfers, net                                333,068       (571,526)      (389,861)       218,695       554,764
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets available
   for plan benefits                                  4,316,372      4,068,640     13,647,118      1,189,651     4,096,285
Net assets available for plan benefits:
   Beginning of year                                          -     23,812,835     36,982,832      8,041,623     9,951,565
--------------------------------------------------------------------------------------------------------------------------

   End of year                                       $4,316,372     27,881,475     50,629,950      9,231,274    14,047,850
==========================================================================================================================


==========================================================================================================================

                                                              Participant-directed funds
                                                     ------------------------------------------
                                                                                                     Nonpar-
                                                      Small Cap     Mercantile       Inter-         ticipant-
                                                       Equity          Stock        national        directed
                                                        Fund           Fund           Fund           funds        Total
--------------------------------------------------------------------------------------------------------------------------
Additions:
   Contributions from:
      Employer                                      $         -     10,821,114              -          3,799    10,824,913
      Participants                                    1,959,909      4,146,377        961,615            848    14,640,875
--------------------------------------------------------------------------------------------------------------------------

   Total contributions                                1,959,909     14,967,491        961,615          4,647    25,465,788
--------------------------------------------------------------------------------------------------------------------------

   Earnings on investments:
      Interest:
         Interest-bearing cash (including
            money market funds)                           2,040         39,606          1,250        152,038       790,887
         Certificates of deposit                              -              -              -              -           737
         Loans to participants                                -              -              -        783,730       783,730
--------------------------------------------------------------------------------------------------------------------------

      Total interest                                      2,040         39,606          1,250        935,768     1,575,354
--------------------------------------------------------------------------------------------------------------------------

      Common stock dividends                                  -      4,704,859              -         32,515     4,737,374
      Net appreciation in fair value of
         investments in common stock                          -    113,817,305              -      1,561,769   115,379,074
      Net investment appreciation (depre-
         ciation) in fair value of investments
         in registered investment companies           2,121,670              -        156,711        493,317    17,848,735
      Other income                                        2,905              1            883        208,342       235,610
--------------------------------------------------------------------------------------------------------------------------

   Total earnings on investments                      2,126,615    118,561,771        158,844      3,231,711   139,776,147
--------------------------------------------------------------------------------------------------------------------------

Total additions                                       4,086,524    133,529,262      1,120,459      3,236,358   165,241,935
--------------------------------------------------------------------------------------------------------------------------

Deductions:
   Administrative expenses                               10,733        145,745          3,914          5,285       244,156
   Benefit payments to
      participants or beneficiaries                     789,301     15,883,396        349,836      3,767,103    29,361,622
--------------------------------------------------------------------------------------------------------------------------

Total deductions                                        800,034     16,029,141        353,750      3,772,388    29,605,778
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
   assets available for plan
   benefits prior to transfers                        3,286,490    117,500,121        766,709       (536,030)  135,636,157
Transfers to the Plan                                   640,946     41,887,472        518,459         74,300    55,675,236
Interfund transfers, net                             (1,006,118)      (927,908)        74,924      1,713,962             -
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets available
   for plan benefits                                  2,921,318    158,459,685      1,360,092      1,252,232   191,311,393
Net assets available for plan benefits:
   Beginning of year                                 10,044,607    134,867,038      4,006,321      7,940,583   235,647,404
--------------------------------------------------------------------------------------------------------------------------

   End of year                                      $12,965,925    293,326,723      5,366,413      9,192,815   426,958,797
==========================================================================================================================

See accompanying notes to financial statements.


MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Statement of Changes in Net Assets Available for Plan Benefits

Year ended December 31, 1996


==========================================================================================================================

                                                                     Participant-directed funds
                                                     ---------------------------------------------------------------------
                                                                      Growth       Government
                                                                       and            and           Money
                                                      Balanced        Income        Corporate      Market
                                                        Fund           Fund         Bond Fund       Fund
--------------------------------------------------------------------------------------------------------------------------
Additions:
   Contributions from:
      Employer                                      $         -              -              -             -
      Participants                                    1,593,743      3,214,338        648,110     1,021,747
--------------------------------------------------------------------------------------------------------------------------

   Total contributions                                1,593,743      3,214,338        648,110     1,021,747
--------------------------------------------------------------------------------------------------------------------------

   Earnings on investments:
      Interest:
         Interest-bearing cash (including
            money market funds)                           1,653          2,765          1,014       468,645
         Certificates of deposit                              -              -              -         3,487
         Loans to participants                                -              -              -             -
--------------------------------------------------------------------------------------------------------------------------

      Total interest                                      1,653          2,765          1,014       472,132
--------------------------------------------------------------------------------------------------------------------------

      Common stock dividends                                  -              -              -             -
      Net appreciation in fair value
         of investments                                       -              -              -         2,028
      Net investment appreciation (depre-
         ciation) in fair value of investments
         in registered investment companies           2,437,164      5,454,325        147,586             -
      Other income                                        1,142            768            185           288
--------------------------------------------------------------------------------------------------------------------------

   Total earnings on investments                      2,439,959      5,457,858        148,785       474,448
--------------------------------------------------------------------------------------------------------------------------

Total additions                                       4,033,702      8,672,196        796,895     1,496,195
--------------------------------------------------------------------------------------------------------------------------

Deductions:
   Administrative expenses                               15,932         22,104          5,421         7,979
   Benefit payments to
      participants or beneficiaries                   1,063,229      1,437,697        511,676     3,058,860
--------------------------------------------------------------------------------------------------------------------------

Total deductions                                      1,079,161      1,459,801        517,097     3,066,839
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
   assets available for plan
   benefits prior to transfers                        2,954,541      7,212,395        279,798    (1,570,644)
Transfers to the Plan                                 3,466,527      5,313,946      1,866,808     3,261,876
Interfund transfers, net                               (468,420)      (105,443)      (108,689)     (424,417)
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets available
   for plan benefits                                  5,952,648     12,420,898      2,037,917     1,266,815
Net assets available for plan benefits:
   Beginning of year                                 17,860,187     24,561,934      6,003,706     8,684,750
--------------------------------------------------------------------------------------------------------------------------

   End of year                                      $23,812,835     36,982,832      8,041,623     9,951,565
==========================================================================================================================


==========================================================================================================================

                                                                      Participant-directed funds
                                                     ---------------------------------------------------------------------
                                                                                                      Nonpar-
                                                        Small Cap     Mercantile       Inter-        ticipant-
                                                         Equity          Stock        national       directed
                                                          Fund           Fund           Fund           funds     Total
--------------------------------------------------------------------------------------------------------------------------
Additions:
   Contributions from:
      Employer                                      $         -     10,313,669              -              -    10,313,669
      Participants                                    1,873,718      2,973,250        921,583              -    12,246,489
--------------------------------------------------------------------------------------------------------------------------

   Total contributions                                1,873,718     13,286,919        921,583              -    22,560,158
--------------------------------------------------------------------------------------------------------------------------

   Earnings on investments:
      Interest:
         Interest-bearing cash (including
            money market funds)                           1,430         33,317          1,005        117,095       626,924
         Certificates of deposit                              -              -              -              -         3,487
         Loans to participants                                -              -              -        542,902       542,902
--------------------------------------------------------------------------------------------------------------------------

      Total interest                                      1,430         33,317          1,005        659,997     1,173,313
--------------------------------------------------------------------------------------------------------------------------

      Common stock dividends                                  -      3,643,305              -              -     3,643,305
      Net appreciation in fair value
         of investments                                       -     13,869,035              -              2    13,871,065
      Net investment appreciation (depre-
         ciation) in fair value of investments
         in registered investment companies             837,400              -        284,540              -     9,161,015
      Other income                                          201         10,481             70        107,342       120,477
--------------------------------------------------------------------------------------------------------------------------

   Total earnings on investments                        839,031     17,556,138        285,615        767,341    27,969,175
--------------------------------------------------------------------------------------------------------------------------

Total additions                                       2,712,749     30,843,057      1,207,198        767,341    50,529,333
--------------------------------------------------------------------------------------------------------------------------

Deductions:
   Administrative expenses                                5,792         73,083          1,745         16,907       148,963
   Benefit payments to
      participants or beneficiaries                     516,888     10,449,445        195,983        326,539    17,560,317
--------------------------------------------------------------------------------------------------------------------------

Total deductions                                        522,680     10,522,528        197,728        343,446    17,709,280
--------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
   assets available for plan
   benefits prior to transfers                        2,190,069     20,320,529      1,009,470        423,895    32,820,053
Transfers to the Plan                                 1,862,255     26,235,601        999,296         49,745    43,056,054
Interfund transfers, net                               (212,003)    (1,502,541)       410,827      2,410,686             -
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets available
   for plan benefits                                  3,840,321     45,053,589      2,419,593      2,884,326    75,876,107
Net assets available for plan benefits:
   Beginning of year                                  6,204,286     89,813,449      1,586,728      5,056,257   159,771,297
--------------------------------------------------------------------------------------------------------------------------

   End of year                                      $10,044,607    134,867,038      4,006,321      7,940,583   235,647,404
==========================================================================================================================

See accompanying notes to financial statements.


MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements

December 31, 1997 and 1996

===============================================================================

(1)   DESCRIPTION OF THE PLAN

      The following description of the Plan provides only general information. Interested parties should refer to the plan document for a more complete description of the Plan's provisions.

            GENERAL

      The Plan, which was adopted in 1969, is a defined contribution plan which covers all employees of Mercantile who have completed one year of eligible service or employees with an account balance resulting from a qualified rollover. The Plan is subject to the provisions of ERISA and structured to incorporate the provisions available under Section 401(k) of the Internal Revenue Code, which allows member and sponsor contributions to be excluded from federal and state income taxation within certain prescribed limits. The Plan Administrator, appointed by the Mercantile Board of Directors, manages and directs the operation of the Plan.

            CONTRIBUTIONS

      Each participant may contribute 1% to 15% of their annual compensation (subject to federal limits) and may elect to have their contributions invested and allocated earnings reinvested to their account in the following separate investment funds within the
      Plan:

      * Growth Equity Fund, which invests in the Arch Growth Equity Portfolio. The Arch Growth Equity Portfolio is a mutual fund that invests in common stocks of proven mid-to-large-sized companies.

      * Balanced Fund, which invests in the Arch Balanced Portfolio. The Arch Balanced Portfolio is a mutual fund that invests in fixed-income securities and equity securities.

      * Growth and Income Fund, which invests in the Arch Growth and Income Equity Portfolio. The Arch Growth and Income Equity Portfolio is a mutual fund that primarily invests in broadly diversified equity securities.

      * Government and Corporate Bond Fund, which invests in the Arch Government and Corporate Bond Portfolio. The Arch Government and Corporate Bond Portfolio is a mutual fund that primarily invests in debt obligations with maturity dates of one year or more.

      * Money Market Fund, which invests in the Arch Money Market Portfolio Trust Shares. The Arch Money Market Portfolio Trust Shares is a mutual fund that primarily invests in fixed income obligations with maturity dates of less than one year.

      * Small Cap Equity Fund which invests in the Arch Small Cap Equity Portfolio. The Arch Small Cap Equity Portfolio is a mutual fund that invests in common stocks of emerging or established small-to-medium-sized companies.

      * Mercantile Stock Fund, which invests in the common stock of Mercantile.

      * International Fund, which invests in the Arch International Equity Portfolio. The Arch International Equity Portfolio is a mutual fund that invests in a diversified portfolio of international stocks.

                                                                    (Continued)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements


===============================================================================

      Subject to the provisions of the Plan, each participant is eligible to receive employer contributions. Mercantile's contribution has both a matching and incentive component. As a matching component, Mercantile contributes 50% of a participant's contribution up to a maximum employer contribution equal to 3% of a participant's salary. Mercantile's incentive contribution is based on a formula using a return-on-assets ratio. Incentive contributions cannot exceed 6% of the total compensation paid to participants during a plan year. Both the matching and the incentive contributions are invested in the Mercantile Stock Fund. Effective January 1, 1998, Mercantile eliminated the incentive component of company contributions. Instead, Mercantile will contribute 100% of a participant's contribution up to 3% of a participant's salary and 50% of a participant's contribution up to the next 3% of a participant's salary.

            PARTICIPANT ACCOUNTS

      Each participant account is credited with the participant's contribution, an allocation of employer contributions, and an allocation of Plan earnings net of administrative expenses. Allocations are based on participant compensation or account balances, as defined in the Plan document. The benefit to which a participant is entitled is the benefit that can be provided from the participant's account.

            NONPARTICIPANT-DIRECTED FUNDS

      Included in nonparticipant-directed funds are a Loan Fund, Insurance Fund, several temporary funds, and Suspense Fund. The Loan Fund allows participating employees to borrow money, within specified limits, in the form of interest-bearing promissory notes from the Plan to be repaid over a period not to exceed five years for general loans or 10 years for mortgage loans.
      The Insurance Fund relates only to certain employees who were merged into the Plan via acquisition activity. The Insurance Fund provides for the payment of a participant's life insurance premiums via pre-tax contributions. The temporary funds capture and distribute assets received from plans merged into the Plan. The Suspense Fund captures and distributes contributions, administrative expenses, and benefit payments to participants or beneficiaries.

            VESTING

      Participants are fully vested in their account balances, including employer matching and incentive contributions.

            BENEFIT PAYMENTS

      Upon termination of employment, participants with an account balance less than $5,000 are paid in a lump sum. Participants with an account balance of $5,000 or more, upon termination of employment, may elect to be paid the balance of their account, either immediately or upon retirement, in a lump sum or installments over a period not to exceed 10 years in accordance with Plan provisions.


 (2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            BASIS OF ACCOUNTING

      The accompanying financial statements have been prepared on an accrual basis, with the exception of benefits which are recorded when paid, and present the net assets available for plan benefits and changes in those assets. The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires the Plan's management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                                                                    (Continued)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements


===============================================================================

            VALUATION OF INVESTMENTS

      The Plan's investments are stated at current (or fair) value. Securities traded on a national securities exchange, including Mercantile Bancorporation Inc. common stock, are valued at the last reported sales price on the last business day of the plan year.

      Interest in registered investment companies represents units of participation in Arch mutual funds. Interest-bearing cash represents units of participation in the Arch Money Market Portfolio Trust Shares. Units of Arch mutual funds and Arch Money Market Portfolio Shares are valued at quoted market prices which represent the net asset value of shares held by the Plan as provided by BYSIS Fund Services, the administrator of the Arch Funds, Inc.

      Loans to participants represent the unpaid principal of employee loans and are valued at cost which approximates fair value.

            INVESTMENT TRANSACTIONS

      Investment purchases and sales are recorded on a trade-date basis (date the order to buy or sell is executed). The realized gains or losses on investments are determined principally using the average cost of the individual security issue as a basis. Average cost is based on the market value of the security at the beginning of the year and the acquisition cost of any purchases made during the year.

      Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Uninvested moneys within each fund are temporarily invested in the Arch Money Market
      Portfolio.

            COSTS OF PLAN ADMINISTRATION

      Fees and expenses incurred by the Trustee and the Plan's management in the administration of the Plan are paid by Mercantile and from plan assets. Expenses solely attributable to the investment of plan funds are paid by plan assets.

                                                                    (Continued)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements


===============================================================================

  (3) INVESTMENTS

      The Plan's investments are maintained in a trust fund managed by the Trustee on behalf of the Plan. The investments and changes therein of this trust fund have been reported to the Plan by the Trustee. The following table presents the fair value of investments at December 31, 1997 and 1996. Investments that represent 5% or more of the Plan's assets are separately identified:

======================================================================================================
                                                                                1997           1996
------------------------------------------------------------------------------------------------------
   Investments at fair value as determined by
      quoted market price:
         Interest in registered investment companies:
             Arch Money Market Portfolio Trust Shares                      $ 15,971,897     10,568,413
             Arch Balanced Portfolio                                         27,691,361     23,679,586
             Arch Growth and Income Equity Portfolio                         50,224,411     36,710,411
             Other                                                           31,663,414     23,587,743
         Common stocks:
             Mercantile Bancorporation Inc., 4,639,165 and
                2,488,498 shares, respectively                              285,308,617    127,846,585
------------------------------------------------------------------------------------------------------

                                                                            410,859,700    222,392,738

   Investments at estimated fair value                                        8,851,315      7,052,715
------------------------------------------------------------------------------------------------------

   Total investments                                                       $419,711,015    229,445,453
======================================================================================================


   During 1997 and 1996, the Plan's investments, exclusive of investments in registered investment companies, appreciated in fair value as follows:

=====================================================================================================================
                                                                         1997                          1996
                                                                -----------------------       -----------------------

                                                                Realized     Unrealized       Realized     Unrealized
---------------------------------------------------------------------------------------------------------------------
   Investments at fair value as determined
      by quoted market price -
         common stocks                                        $3,134,261    112,244,813        173,587     13,695,448
   Investments at estimated fair value -
      certificates of deposit                                          -              -            914          1,116
---------------------------------------------------------------------------------------------------------------------
   Net appreciation in fair value of investments              $3,134,261    112,244,813        174,501     13,696,564
=====================================================================================================================


                                                                    (Continued)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements


===============================================================================


  (4) RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

      The following is a reconciliation of net assets available for plan benefits per the financial statements to Form
      5500:

======================================================================================================
                                                                               1997           1996
------------------------------------------------------------------------------------------------------
   Net assets available for plan benefits per
      the financial statements                                             $426,958,797    235,647,404
   Amounts allocated to withdrawing participants                            (11,122,033)    (2,688,173)
------------------------------------------------------------------------------------------------------

   Net assets available for plan benefits per the Form 5500                $415,836,764    232,959,231
======================================================================================================


   The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500:

======================================================================================================
                                                                                1997           1996
------------------------------------------------------------------------------------------------------
   Benefits paid to participants per
      the financial statements                                              $29,361,622     17,560,317
   Add amounts allocated to withdrawing
      participants at December 31, current year                              11,122,033      2,688,173
   Less amounts allocated to withdrawing
      participants at December 31, prior year                                (2,688,173)      (196,790)
------------------------------------------------------------------------------------------------------

   Benefits paid to participants per the Form 5500                          $37,795,482     20,051,700
======================================================================================================


   Amounts allocated to withdrawing participants are recorded on the Form 5500 for benefit claims that have been processed and approved for payment prior to December 31 but not yet paid as of that date.

                                                                    (Continued)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements


===============================================================================

  (5) TRANSFERS TO THE PLAN

      During 1997 and 1996, the following plans merged into the Plan. The mergers were related to Mercantile's corporate acquisitions:

======================================================================================================================
                                                                           Effective                         Total
                                                                             date                         plan assets
----------------------------------------------------------------------------------------------------------------------
   1997 plan mergers:
      First Financial Corporation of America
         Profit Sharing Trust                                           January 1, 1997                   $ 1,718,501
      Peoples State Bank Employee Savings and
         Profit Sharing Plan                                            January 1, 1997                     1,074,608
      Today's Bancorp, Inc. Employees Stock
         Ownership Plan                                                   March 3, 1997                     3,845,310
      Regional Bancshares, Inc. 401(k) Plan                                July 1, 1997                       969,953
      First City National Bank 401(k) Plan                                 July 3, 1997                       112,434
      Mark Twain Bancshares, Inc. Savings Challenge Plan               November 5, 1997                    47,954,430
----------------------------------------------------------------------------------------------------------------------

      Total transfers to the Plan                                                                         $55,675,236
======================================================================================================================

   1996 plan mergers:
      TCBankshares, Inc. 401(k) Profit Sharing Plan                     January 1, 1996                    $2,251,672
      First Federal Savings Bank of Iowa Retirement
         Savings Plan                                                   January 1, 1996                     4,881,151
      Southwest Bancshares, Inc. 401(k) Plan                            January 1, 1996                       651,083
      Security Bank of Conway Profit Sharing Plan                         March 1, 1996                       355,763
      Hawkeye Bank Corporation Employees Stock
         Ownership Plan and Hawkeye Bank
         Corporation Employees Stock Ownership Plan                        July 1, 1996                    31,545,745
      First National Bank of Sterling Rock Falls
         Savings and Retirement Plan                                       July 1, 1996                     2,213,741
      Metro Savings Bank F.S.B. Profit Sharing Plan
         and Metro Savings Bank F.S.B. Employee
         Stock Ownership Plan                                              July 1, 1996                     1,156,899
----------------------------------------------------------------------------------------------------------------------

      Total transfers to the Plan                                                                         $43,056,054
======================================================================================================================


                                                                    (Continued)

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Notes to Financial Statements


===============================================================================

  (6) RELATED PARTY TRANSACTIONS

      On various dates during 1997, the Plan purchased and sold shares of Mercantile common stock at fair market value for investment in the Plan's Mercantile Stock Fund.

      Certain Plan investments are shares of mutual funds managed by Mercantile Bank N.A., a wholly owned subsidiary of Mercantile. Mercantile Bank N.A. is the trustee of the Plan and, therefore, these transactions qualify as party-in-interest transactions.


 (7)  INCOME TAX STATUS

      The Internal Revenue Service has determined and informed
      Mercantile by a letter dated August 7, 1996, that the Plan and related trust are designed in accordance with applicable sections of the Internal Revenue Code and, therefore, are exempt from federal income taxes.


 (8)  PLAN TERMINATION

      While Mercantile has not expressed any intent to terminate the Plan or discontinue contributions, it may do so at any time, subject to the provisions set forth in ERISA.


 (9)  SUBSEQUENT EVENTS (UNAUDITED)

      In July 1997, Mercantile acquired Roosevelt Financial Group, Inc. (Roosevelt). In conjunction with the acquisition, the Roosevelt Bank Employees' Savings and Profit Sharing Plan (Roosevelt Plan) merged into the Plan effective January 6, 1998. The fair value of the Roosevelt Plan's assets was approximately $22,415,000 at January 6, 1998. Also in conjunction with the Roosevelt acquisition, the Kirksville Federal Savings Bank 401(k) Plan (Kirksville Plan) merged into the Plan effective April 20, 1998. The fair value of the Kirksville Plan was approximately $2,735,000 at March 31, 1998.

      In March 1998, Mercantile acquired HomeCorp, Inc. In connection with the acquisition, the HomeCorp Inc. Employee Stock Ownership and 401(k) Plan (HomeCorp Plan) will be merged into the Plan effective July 1, 1998. The fair value of the HomeCorp Plan's assets was approximately $2,046,000 at April 30, 1998.


                                                                                                        Schedule 1
                                                                                                        ----------

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Item 27a - Schedule of Assets Held for Investment Purposes

December 31, 1997

====================================================================================================================

       Shares or                                                                                           Current
        units                                                                                 Cost          value
--------------------------------------------------------------------------------------------------------------------
                         Cash equivalents:
      15,971,897     <F*> Arch Money Market Portfolio Trust Shares                        $ 15,971,897    15,971,897
--------------------------------------------------------------------------------------------------------------------

                                                                                            15,971,897    15,971,897
--------------------------------------------------------------------------------------------------------------------

                         Registered investment companies:
         452,384     <F*> Arch International Equity Portfolio                                5,099,598     5,301,944
         925,199     <F*> Arch Small Cap Equity Portfolio                                   11,636,548    12,841,759
         877,893     <F*> Arch Government and Corporate Bond Portfolio                       8,976,915     9,147,640
       2,330,923     <F*> Arch Balanced Portfolio                                           25,593,502    27,691,361
       2,820,012     <F*> Arch Growth and Income Equity Portfolio                           44,404,840    50,224,411
         263,219     <F*> Arch Growth Equity Portfolio                                       4,400,000     4,372,071
--------------------------------------------------------------------------------------------------------------------

                                                                                           100,111,403   109,579,186
--------------------------------------------------------------------------------------------------------------------

       4,639,165     <F*>Mercantile Bancorporation Inc. Common Stock                        85,707,161   285,308,617

                         Loans to participants - general purpose and residential
       8,837,826           loans (interest rates range from 10% to 10.5%)                    8,837,826     8,837,826

         150,024         Equitable Life Insurance                                                7,391        13,489
--------------------------------------------------------------------------------------------------------------------

                         Total assets held for
                           investment purposes                                            $210,635,678   419,711,015
====================================================================================================================


<F*> Represents party-in-interest transaction allowable under ERISA regulations.

See accompanying independent auditors' report.


                                                                                                   Schedule 2
                                                                                                   ----------

MERCANTILE BANCORPORATION INC.
HORIZON INVESTMENT AND SAVINGS PLAN AND TRUST

Item 27d - Schedule of Reportable Transactions

Year ended December 31, 1997
==========================================================================================================================


    Identity of                                                                   Purchase         Selling          Lease
  party involved                      Description of asset                          price            price          rental
--------------------------------------------------------------------------------------------------------------------------
Arch Money Market            <F*> Purchases of the Arch Money
   Portfolio Trust Shares           Market Portfolio Trust Shares                $98,075,265                -          -

Arch Money Market            <F*> Sales of the Arch Money
   Portfolio Trust Shares           Market Portfolio Trust Shares                          -       92,544,337          -

MTC Master Money             <F*> Purchases of the MTC
   Market Account                   Master Money Market Account                      444,438                -          -

MTC Master Money             <F*> Sales of the MTC
   Market Account                   Master Money Market Account                            -          811,570          -

Mercantile Bancorpora-       <F*> Purchases of Mercantile
   tion Inc.                        Bancorporation Inc. common stock              15,186,384                -          -

Mercantile Bancorpora-       <F*> Sales of Mercantile
   tion Inc.                        Bancorporation Inc. common stock                       -          405,736          -

Arch Balanced Portfolio      <F*> Purchases of the Arch Balanced
                                    Portfolio shares                               6,633,546                -          -

Arch Balanced Portfolio      <F*> Sales of the Arch Balanced
                                    Portfolio shares                                       -        3,132,733          -

Arch Small Capital Equity    <F*> Purchases of Arch Small Cap
   Portfolio                        Equity Portfolio Shares                        3,516,131                -          -

Arch Small Capital Equity    <F*> Sales of Arch Small Cap
   Portfolio                        Equity Portfolio Shares                                -        1,689,000          -

Arch Government and          <F*> Purchases of the Arch Government
   Corporate Bond Portfolio         and Corporate Bond Portfolio shares            1,936,788                -          -

Arch Government and          <F*> Sales of the Arch Government
   Corporate Bond Portfolio         and Corporate Bond Portfolio shares                    -          954,397          -

Arch International Equity    <F*> Purchases of Arch International
   Portfolio shares                 Equity Portfolio shares                        1,768,970                -          -

Arch International Equity    <F*> Sales of Arch International
   Portfolio shares                 Equity Portfolio shares                                -          339,000          -

Arch Growth and Income       <F*> Purchases of Arch Growth
   Equity Portfolio                 and Income Equity Portfolio shares            14,795,141                -          -

Arch Growth and Income       <F*> Sales of Arch Growth
   Equity Portfolio                 and Income Equity Portfolio shares                     -        2,934,555          -

Arch Growth Equity           <F*> Purchases of Arch Growth Equity
   Portfolio                        Portfolio shares                               4,400,000                -          -

Arch Growth Equity           <F*> Sales of Arch Growth Equity
   Portfolio                        Portfolio shares                                       -        4,415,797          -

Arrow Equity Portfolio       <F*> Purchases of Arrow Equity
                                    Portfolio shares                               1,232,575                -          -

Arrow Equity Portfolio       <F*> Sales of Arrow Equity
                                    Portfolio shares                                       -          504,664          -
==========================================================================================================================

<F*> Represents party-in-interest transaction allowable under ERISA regulations.

==============================================================================================================================
                                                                        Expenses                    Current value
                                                                        incurred         Cost        of asset on
    Identity of                                                           with            of         transaction     Net gain
   party involved                      Description of asset            transaction      assets          date         or (loss)
------------------------------------------------------------------------------------------------------------------------------
Arch Money Market            <F*> Purchases of the Arch Money
   Portfolio Trust Shares           Market Portfolio Trust Shares              -      98,075,265     98,075,265            -

Arch Money Market            <F*> Sales of the Arch Money
   Portfolio Trust Shares           Market Portfolio Trust Shares              -      92,544,337     92,544,337            -

MTC Master Money             <F*> Purchases of the MTC
   Market Account                   Master Money Market Account                -         444,438        444,438            -

MTC Master Money             <F*> Sales of the MTC
   Market Account                   Master Money Market Account                -         811,570        811,570            -

Mercantile Bancorpora-       <F*> Purchases of Mercantile
   tion Inc.                        Bancorporation Inc. common stock      12,549      15,186,384     15,186,384            -

Mercantile Bancorpora-       <F*> Sales of Mercantile
   tion Inc.                        Bancorporation Inc. common stock           -         352,302        405,736       53,434

Arch Balanced Portfolio      <F*> Purchases of the Arch Balanced
                                    Portfolio shares                           -       6,633,546      6,633,546            -

Arch Balanced Portfolio      <F*> Sales of the Arch Balanced
                                    Portfolio shares                           -       2,932,916      3,132,733      199,817

Arch Small Capital Equity    <F*> Purchases of Arch Small Cap
   Portfolio                        Equity Portfolio Shares                    -       3,516,131      3,516,131            -

Arch Small Capital Equity    <F*> Sales of Arch Small Cap
   Portfolio                        Equity Portfolio Shares                    -       1,506,510      1,689,000      182,490

Arch Government and          <F*> Purchases of the Arch Government
   Corporate Bond Portfolio         and Corporate Bond Portfolio shares        -       1,936,788      1,936,788            -

Arch Government and          <F*> Sales of the Arch Government
   Corporate Bond Portfolio         and Corporate Bond Portfolio shares        -         957,184        954,397       (2,787)

Arch International Equity    <F*> Purchases of Arch International
   Portfolio shares                 Equity Portfolio shares                    -       1,768,970      1,768,970            -

Arch International Equity    <F*> Sales of Arch International
   Portfolio shares                 Equity Portfolio shares                    -         331,696        339,000        7,304

Arch Growth and Income       <F*> Purchases of Arch Growth
   Equity Portfolio                 and Income Equity Portfolio shares         -      14,795,141     14,795,141            -

Arch Growth and Income       <F*> Sales of Arch Growth
   Equity Portfolio                 and Income Equity Portfolio shares         -       2,560,228      2,934,555      374,327

Arch Growth Equity           <F*> Purchases of Arch Growth Equity
   Portfolio                        Portfolio shares                           -       4,400,000      4,400,000            -

Arch Growth Equity           <F*> Sales of Arch Growth Equity
   Portfolio                        Portfolio shares                           -       4,262,526      4,415,797      153,271

Arrow Equity Portfolio       <F*> Purchases of Arrow Equity
                                    Portfolio shares                           -       1,232,575      1,232,575            -

Arrow Equity Portfolio       <F*> Sales of Arrow Equity
                                    Portfolio shares                           -         496,020        504,664        8,644
==============================================================================================================================


<F*> Represents party-in-interest transaction allowable under ERISA regulations.

See accompanying independent auditors' report.


                                    14